The AFL-CIO Housing Investment Trust (HIT) is a $6.7 billion fixed-income mutual fund that specializes in high credit quality multifamily mortgage-backed securities.

AFL-CIO Housing Investment Trust Commits $118.6 Million in October

to Multifamily Housing Construction

Despite the challenges of the COVID pandemic, the AFL-CIO Housing Investment Trust (HIT) is putting its investors’ funds to work across the U.S. In October alone,the HIT committed more than $118.6 million to finance four multifamily construction projects with total development costs of $243.8 million.

At a time of high unemployment, economic uncertainty and an enormous unmet need for affordable housing for low- and moderate- income people, these projects are expected to create more than 1.8 million hours of union construction labor, $459.8 million in total economic impacts and 573 housing units. 262 of these are designated as affordable or workforce housing, and 48 will house seniors. As with all the HIT’s construction-related investments, these projects will be built using 100% union labor.

Highlights of several of the October projects follow. Additional information can be found through the links to the HIT’s website.

Residences @ 150 Bagley, Detroit, Michigan
The HIT is providing $37.0 million to help finance the $62.6 million substantial rehabilitation and adaptive-reuse of a vacant office building into a mixed-income/mixed-use housing development. 150 Bagley is expected to generate 596,310 hours of union construction labor and create 148 housing units, one third of which will be affordable to those earning less than 80% of Area Median Income. 150 Bagley will meet the industry benchmark “green building” standard for residential projects.

Zvago Cooperative at Stillwater, Stillwater, Minnesota
The HIT is providing $15.8 million as part of the $22.4 million new construction of the Zvago Cooperative at Stillwater, located thirty minutes from the Twin Cities. Zvago at Stillwater, the HIT’s 95th project in Minnesota, is expected to generate 192,200 hours of union construction labor and create 48 new units of senior housing. The units will provide seniors with well-located home ownership options and recreational opportunities within walking distance.

Carl Mackley Houses, Philadelphia, Pennsylvania
The HIT’s $13.8 million investment will help finance the $36.9 million, tenant-in-place substantial rehabilitation of the Carl Mackley Houses in northeast Philadelphia. This rehabilitation is expected to generate 262,640 hours of union construction labor and all 184 units are affordable. The HIT invested in an earlier phase of renovations. Both phases continue Carl Mackley’s history as the nation’s first federally-financed public housing development, built in the Great Depression.

HIT’s 2020 Investments and Impacts Year to Date

As October ends, the HIT has committed to finance eight multifamily construction projects totaling $301.5 million and its subsidiary allocated $23.5 million in New Markets Tax Credits for two additional projects in 2020. These ten projects have total development costs of $519.1 million and are expected to create more than 3.5 million hours of union construction labor, $883.5 million in total economic impacts and 1,235 housing units, 764 of which are designated as affordable or workforce housing, and 48 will house seniors.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. projectdata. The data is current as of October 27, 2020. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 2401 Pennsylvania Ave., NW , Suite 200, Washington, DC 20037

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